Fees Summary	Aug. 14, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 1,000,001.86
Previously Paid Amount	0.00
Total Fee Amount	138.10
Total Offset Amount	0.00
Net Fee	$ 138.10